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                               FIELDCREST CANNON, INC.

                             Inter-Office Correspondence

                                    July 29, 1993





Mr. K. M. Finlay
Kannapolis

RE: Amendment to Employee Retention Agreement

Dear Kevin:

     You and Fieldcrest Cannon, Inc. (the "Company") entered into an Employee Retention Agreement effective July 9, 1993. The Company now deems it appropriate to amend Subsection 5(c) of the Employee Retention Agreement by deleting the phrase "or if your employment with the Company is terminated by you or the Company for any reason (other than your death, Disability or Retirement) within six (6) months after a Change in Control" therefrom. For good and adequate consideration, the receipt of which is hereby acknowledged, you agree to the foregoing amendment. Kindly sign and return to the Company this letter, which will then constitute our agreement on this subject.

                                   Sincerely,

                                   FIELDCREST CANNON, INC.



                                   By:  /s/ James M. Fitzgibbons
                                        Chairman and Chief
                                          Executive Officer


Agreed to this 2nd day of August, 1993:


/s/ K. M. Finlay
    Signature

K. M. Finlay
    Print Name

Address:

18912 Peninsula Pointe Dr.

Huntersville, NC  28078